                                                                      EXHIBIT 24
                                                            1999 Form 10-K & 462


                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as Chairman of the Board of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William
E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Chairman of the Board of the
Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 12th day of March, 2000.



                            /s/ Victor E. Grijalva
                            ----------------------
                            Victor E. Grijalva

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of March, 2000.



                      /s/ Richard D. Kinder
                      ---------------------
                      Richard D. Kinder

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of March, 2000.



                      /s/ Ronald L. Kuehn, Jr.
                      ------------------------
                      Ronald L. Kuehn, Jr.

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of March, 2000.



                      /s/ Arthur Lindenauer
                      ---------------------
                      Arthur Lindenauer

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of March, 2000.



                          /s/ Martin B. McNamara
                          ----------------------
                          Martin B. McNamara

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of March, 2000.



                            /s/ Roberto Monti
                            -----------------
                            Roberto Monti

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 15th day of March 2000.



                              /s/ Alain Roger
                              ---------------
                              Alain Roger

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 2000.



                         /s/ Kristian Siem
                         -----------------
                         Kristian Siem

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

     WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 15th day of March, 2000.



                          /s/ Ian C. Strachan
                          -------------------
                          Ian C. Strachan

                                                            1999 Form 10-K & 462

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1999, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K"); and

  WHEREAS, the Company has filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a post-effective amendment to the Company's Registration Statement on Form S-3 (Registration No. 333-59001), as amended, including a related prospectus (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, in connection with the registration of ordinary shares, par value U.S. $0.01 per share, unsecured debt securities, preference shares or warrants to purchase securities of the Company.

     NOW, THEREFORE, the undersigned, in his capacity as President, Chief Executor Officer and a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as President, Chief Executor Officer and a director of the Company:

a. the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto; and

b. any and all further post-effective amendments to the Registration Statement, including the exhibits thereto and the related prospectus or prospectuses and any supplement(s) thereto, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.

Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 2000.



                          /s/ J. Michael Talbert
                          ----------------------
                          J. Michael Talbert